Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

     In connection with the accompanying Quarterly Report of Advantage Marketing Systems, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2004 (the “Report”), I, John W. Hail, Chief Executive Officer of the Company, hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 12, 2004	/S/ JOHN W. HAIL
John W. Hail
Chairman and Chief Executive Officer